SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 22, 2010

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On July 22, 2010, the Board of Directors of Par Pharmaceutical Companies, Inc. (the “Company”) elected Patrick J. Zenner as a Class II member of the Board of Directors with a term expiring at the annual meeting of stockholders in 2013.  The Board also appointed Mr. Zenner to the Compensation and Management Development Committee and the Corporate Development Review Committee.

Mr. Zenner retired in January 2001 from Hoffman-La Roche Inc., North America, where he served as President and Chief Executive Officer since 1993.  Hoffman-La Roche, Inc., based in Nutley, NJ, is the prescription drug unit of the Roche Group.  Mr. Zenner held various executive positions during his 32-year career with Hoffman-LaRoche.  Mr. Zenner currently serves on the boards of directors of ArQule, Inc., Exact Sciences Corporation and West Pharmaceutical Services.  He is also a member of the Board of Trustees of Creighton University and is Chairman of the Board of Trustees of Fairleigh Dickinson University.

Mr. Zenner will be entitled to the same compensation as other non-employee directors as described in our most recent proxy statement filed with the SEC on March 31, 2010, including but not limited to the grant on July 22, 2010 of 3,480 restricted stock units valued at $100,000.  These units vest on the first anniversary of the date of grant, but are not issued or otherwise distributed as actual shares until Mr. Zenner’s retirement from the Board.

Our July 22, 2010 press release announcing Mr. Zenner’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Employment Agreement – Chief Financial Officer

On July 21, 2010, Par Pharmaceutical, Inc. (“Par”), the wholly-owned subsidiary of the Company, entered into a three-year employment agreement with Michael A. Tropiano, in his capacity as Executive Vice President and Chief Financial Officer.  As previously reported in our Current Report on Form 8-K dated June 4, 2010, Mr. Tropiano was appointed as Executive Vice President and Chief Financial Officer of the Company, effective July 1, 2010.  His employment agreement is for an initial three-year term with automatic renewals for successive one-year terms thereafter (unless Mr. Tropiano or we provide a notice of non-renewal of any subsequent employment period).

Pursuant to the employment agreement, Mr. Tropiano will receive an initial base salary of $350,000, subject to review and increase by the Company’s Board of Directors.  Mr. Tropiano will be eligible for an annual bonus (with a target amount equal to 50% of his annual base salary), determined by the Board in its discretion, and to participate in our long-term incentive plans, including the stock option, restricted stock and similar equity plans.  In addition, on July 21, 2010, the Compensation and Management Development Committee granted Mr. Tropiano an award of shares of restricted stock pursuant to our Amended and Restated 2004 Performance Equity Plan, with an economic value of $200,000, which shall vest annually on the first, second, third and fourth anniversaries of the grant date.  During his employment term, Par will pay the premiums on a $1,000,000 term life insurance policy for the benefit of Mr. Tropiano’s estate.

In the event that Mr. Tropiano’s employment is terminated (i) by Par without cause (as defined in the employment agreement) or (ii) by Mr. Tropiano upon a material breach of the agreement by Par, Mr. Tropiano will be entitled to receive a severance payment equal to his annual base salary then in effect.  If such termination occurs within two years following a change of control (as defined in the agreement), then Mr. Tropiano will be entitled to receive a severance payment equal to two times his annual base salary then in effect plus (if such termination is not the result of his performance of his duties) an amount equal to his last annual cash bonus for the most recently-completed fiscal year.  In the event Mr. Tropiano’s employment is terminated other than for cause within twelve months following a change of control, then Mr. Tropiano (or his estate) will have 90 days from the date of such termination to exercise any vested equity awards, so long as the applicable plan underlying the awards is still in effect and the awards have not expired.  In addition, in the event Mr. Tropiano’s employment is terminated (i) by Par and the reason for such termination is not related to “Poor Performance” or (ii) by Mr. Tropiano upon a material breach of the agreement by Par, then all equity awards previously granted to him will vest, and he will have 90 days from the date of termination to exercise such equity awards (so long as the applicable plan underlying the awards is still in effect and the awards have not expired).  For purposes of the employment agreement, “Poor Performance” means the consistent failure to meet reasonable performance expectations and goals (other than any such failure resulting from incapacity due to physical or mental illness).  However, termination for Poor Performance will not be effective unless at least 30 days prior to such termination Mr. Tropiano receives notice from our Chief Executive Officer or the Board which specifically identifies the manner in which Mr. Tropiano has not met the prescribed performance expectations and goals and he has not corrected such failure or made substantial and material progress in correcting such failure to the satisfaction of our Chief Executive Officer or the Board.  Mr. Tropiano has agreed for a period of one year following termination of his employment with Par not to solicit business or employees away from the Company and not to provide any services that may compete with the business of Par.

Item 9.01

Financial Statements and Exhibits.

(d)

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 22, 2010

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  July 22, 2010

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

/s/ Thomas J. Haughey

Thomas J. Haughey, Executive Vice President,

Chief Administration Officer and General Counsel

EXHIBIT INDEX

     The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 22, 2010

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